U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2005

KEVCORP SERVICES, INC.

(Exact name of registrant as specified in charter)

Nevada	33-8067-NY	87-0618831
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georgeres Post Rd, Suite 501, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: 732 661 2050

11247 Alta Peak Road, South Jordan, UT 84095

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 28, 2005, the Company entered into an Agreement and Plan of Reorganization with American Hyperbaric, Inc., (“AHI”), a copy of which is attached as Item 10 to our quarterly report on Form 10-QSB/A, filed with the Securities and Exchange Commission on November 1, 2005. The terms of the Agreement require the Company to issue approximately 141,000,000 restricted shares of its common stock to AHI in exchange for all of the issued and outstanding common stock of AHI, making AHI a wholly owned subsidiary of the Company. Conditions to closing the transaction include the cancellation of 16,296,050 currently issued and outstanding shares of the Company and the payment of all liabilities incurred prior to closing. Dr. Phil Forman, John DeNobile and Dr. John Capotorto will be appointed to the Board of Directors and Kevin Kirch will resign as a director and officer of the Company. This change of control was reported on Form 14f and filed with the Securities and Exchange Commission on December 6, 2005. The parties closed the transaction on December 9, 2005.

American Hyperbaric, Inc. develops and manages comprehensive wound care centers, which are marketed as “THE CENTER FOR WOUND HEALINGSM” (TCFWH) throughout the country. These centers include the specialized service of hyperbaric medicine. They are developed in partnerships with acute care hospitals. AHI can be contracted to startup and manage the wound care program as well as offer a turnkey operation including the furnishing of hyperbaric oxygen chambers to hospitals. Hyperbaric medicine and wound care services are reimbursed by all major third party payors. AHI offers unique professional services in an area with the potential for extensive growth when considering today’s increasing diabetic and elderly patient population.

Kevcorp Services, Inc. files this Form 8-K filed to include the financial statements required by Section 9, pursuant to Item 9(a)(4), and the pro forma financial information required by Section 9, pursuant to Item 9(b)(2).

(a) Financial statements of business acquired.

American Hyperbaric, Inc. Balance Sheet and related statements of operations, changes in stockholders’ equity, and cash flows for the period from May 25, 2005 (inception) through June 30, 2005, together with the Report of the Independent Auditors, are filed as Exhibit 99.1 to this Form 8-K.

American Hyperbaric, Inc. and Subsidiaries Balance Sheet as of September 30, 2005 (unaudited), and the related (unaudited) consolidated statements of operations, changes in stockholders’ equity, and cash flows for the three months then ended, are filed as Exhibit 99.2 to this Form 8-K.

(b) Pro Forma financial information

Unaudited Pro Forma Combined Financial Statements of Kevcorp Services, Inc. and American Hyperbaric, Inc. are filed as Exhibit 99.3to this Form 8-K.

Exhibit No.	Description
10.	Agreement and Plan of Reorganization dated October 28, 2005 with American Hyperbaric, Inc. (incorporated by reference to the Registrant’s filing on Form 10-QSB/A, filed on November 1, 2005)

99.1.	American Hyperbaric, Inc. Balance Sheet and related statements of operations, changes in stockholders’ equity, and cash flows for the period from May 25, 2005 (inception) through June 30, 2005, together with the Report of the Independent Auditors.

99.2.	American Hyperbaric, Inc. and Subsidiaries Balance Sheet as of September 30, 2005 (unaudited), and the related (unaudited) consolidated statements of operations, changes in stockholders’ equity, and cash flows for the three months then ended.

99.3.	Unaudited Pro Forma Combined Financial Statements of Kevcorp Services, Inc. and American Hyperbaric, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 13, 2005

KEVCORP SERVICES, INC.

By:	/s/ John DeNobile
Name:	John DeNobile
Title:	President